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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on From 10-K, into the Company's previously filed Registration Statement Nos. 33-34374, 33-40519, 33-53806, 33-69044, 333-23999, 333-53041, and 333-75207 on Form S-8.


                                                   ARTHUR ANDERSEN LLP


San Jose, California
March 23, 2000



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